UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2025

Paychex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11330	16-1124166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

911 Panorama Trail South Rochester, New York	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666

Registrant’s Telephone Number, Including Area Code

(N/A)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on January 7, 2025, Paychex, Inc., a Delaware corporation (“Paychex”), Skyline Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Paychex (“Merger Sub”), and Paycor HCM, Inc., a Delaware corporation (“Paycor”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Attached hereto as Exhibit 23.1, for the purpose of incorporation by reference to Paychex’s Registration Statement on Form S-3 (No. 333-286249), is the consent of Ernst and Young LLP, the independent registered public accounting firm to Paycor, of its report dated August 22, 2024 with respect to the consolidated financial statements of Paycor included in Paycor’s Annual Report on Form 10-K for the year ended June 30, 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst and Young LLP, Independent Registered Public Accounting Firm

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.

By:	/s/ Prabha Sipi Bhandari
	Name:	Prabha Sipi Bhandari
	Title:	Chief Legal Officer, Chief Ethics Officer and Secretary

Date: April 8, 2025

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